Exhibit 99.1

August 2009

Dear Friend:

Parts of the financial sector are finally beginning to show some signs of recovery from this dramatic period of recession. Uncertainty and a changing landscape continue to make the recovery uneven. With the goal of regaining stability in the financial system, the government plans to overhaul financial regulation creating new guidelines for banks to understand and follow. Despite assistance in several forms, many financial institutions have still been forced to take extreme measures such as job cuts and branch closures. Boston Private Bank & Trust has been fortunate to be able to avoid taking measures such as these due to continued strategic growth and a long-term philosophy of prudent risk management and careful expense control. This approach, along with the loyalty of our valued clients, has enabled the Bank to maintain its strength and stability throughout these difficult times.

I am pleased to report that earnings for the first half of the year are right about where we expected; and our asset quality, capital, and liquidity levels remain strong. Excluding the impact of a special FDIC deposit insurance premium assessment of $1.4 million, pretax earnings were up 3% versus the same period last year. This special assessment will help to ensure the FDIC’s continued strength during this difficult economic period.

Business growth is strong, client retention is high, and the number of new client relationships is increasing. Deposits are up 19% and net loans are up 4%. We have brought in $150 million in new assets under management since the beginning of the year and our fixed income portfolio performed exceptionally well. Fee income was down versus the same period last year, primarily as a result of the market impact on assets under management. Boston Private Bank & Trust Company ranks number one in return on equity and average earnings growth over the last five years among Massachusetts peer banks with $1 billion to $10 billion in assets. We are now the 8th largest bank in Massachusetts, up from 9th a year ago, and we are the 22nd largest independent investment advisor in the Greater Boston area, up from 24th a year ago.

As part of our ongoing commitment to the community, we have financed over $210 million in home mortgage loans over the last 10 years through our First-Time Homebuyer Programs which serve low- and moderate-income homebuyers. This year, we continue to offer these programs and expect to help more than 120 low- and moderate-income first-time homebuyers obtain stable and affordable mortgages at attractive, below-market rates. We are proud to have earned an “outstanding” Community Reinvestment Act rating since 2000 for our response to the range of credit needs in the Boston area.

I would like to extend my sincere thanks to you for doing business with Boston Private Bank & Trust Company. Please feel free to call on us for assistance whenever you need financial guidance. We always welcome your questions, comments, and suggestions.

Sincerely,

/s/ Mark D. Thompson
Mark D. Thompson
CEO & President

STATEMENT OF FINANCIAL CONDITION

•••••••••••••••••••••••••••

AS OF JUNE 30, 2009

BOSTON PRIVATE BANK & TRUST COMPANY

Dear Friend,

I am pleased to report that Boston Private Bank & Trust Company continues to do well in an extremely difficult market. The Bank continues to be profitable, and our capital and liquidity levels remain strong.

2009 First Half Financial Highlights:

•	Operating earnings, excluding the FDIC special insurance assessment, were up 3% as compared to the same period last year.

•	Net interest income was up 7% due to an increase in both earnings assets and margins.

•	Total liquidity has improved, with deposits up 19% and net loans up 4%.

•	Fee income was down, primarily as a result of the market impact on assets under management.

I would like to extend my sincere thanks to you for doing business with Boston Private Bank & Trust Company. Please feel free to call on us for assistance whenever you need financial guidance.

We always welcome your questions, comments, and suggestions.

Sincerely,

/s/ Mark D. Thompson
Mark D. Thompson
CEO & President

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEETS

(Unaudited)	June 30,
($ in Thousands)	2009	2008
Assets
Cash & Short-Term Investments	$173,523	$30,341
Investment Securities	454,651	625,845
Loans Held for Sale	11,963	5,744
Commercial Loans	1,191,668	1,064,480
Mortgage Loans	1,048,424	1,109,596
Home Equity & Other Loans	93,901	69,801

Total Loans	2,333,993	2,243,877
Less: Allowance for Loan Losses	27,142	24,244

Net Loans	2,306,851	2,219,633
Other Assets	98,839	109,182

Total Assets	$3,045,827	$2,990,745

Liabilities & Shareholder’s Equity
Demand Deposits	$437,426	$296,990
NOW Accounts	187,754	200,842
Savings & Money Market	909,162	884,434
Certificates of Deposit	656,344	454,207

Total Deposits	2,190,686	1,836,473
Borrowings	606,795	940,976
Other Liabilities	20,668	17,695

Total Liabilities	2,818,149	2,795,144

Shareholder’s Equity	227,678	195,601

Total Liabilities & Shareholder’s Equity	$3,045,827	$2,990,745

Boston Private Bank & Trust Company

CONDENSED STATEMENTS OF INCOME

(Unaudited)	Six Months Ended June 30,
($ In Thousands)	2009	2008
Interest Income	$68,188	$72,910
Interest Expense	28,244	35,689

Net Interest Income	39,944	37,221
Provision for Loan Losses	3,513	3,406

Net Interest Income after Provision	36,431	33,815
Investment Management Fees	6,965	8,471
Banking Fees and Other Income	4,819	3,752
Operating Expenses	33,063	29,921

Income Before Income Taxes	15,152	16,117
Income Taxes	3,714	2,978

Net Income	$11,438	$13,139

Boston Private Bank & Trust Company

SELECTED FINANCIAL DATA

(Unaudited)	At and for the Six Months Ended June 30,
($ In Thousands)	2009	2008
Assets Under Management	$2,364,000	$2,813,000
Return on Average Assets	0.77%	0.92%
Return on Average Equity	10.70%	13.66%
Net Interest Margin	3.04%	2.95%
Total Fees and Other Income / Revenues	22.98%	24.72%
Allowance for Loan Losses / Total Loans	1.16%	1.08%

Policy Group

Mark D. Thompson

Chief Executive Officer &

President

James C. Brown

Executive Vice President

Chief Lending Officer

Robert C. Buffum, Jr.

Senior Vice President

Chief Risk Officer

Gary L. Garber

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial &

Administrative Officer

George G. Schwartz

Executive Vice President

Chief Operating Officer & Treasurer

John J. Sullivan

Executive Vice President

Board of Directors

Herbert S. Alexander

Managing Partner

Alexander, Aronson,

Finning & Company

John H. Clymer

Senior Counsel

Nixon Peabody LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank &

Trust Company

James D. Dawson

Chief Executive Officer,

Private Banking Group

Boston Private Financial

Holdings, Inc.

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Consultant

Susan P. Haney

Private Investor

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

John D. Macomber

Founder & Chief Executive Officer

BuildingVision, Inc.

Patricia McGovern

General Counsel & Senior Vice President

Beth Israel Deaconess

Medical Center

Michael F. Schiavo

Consultant

James K. Schmidt

Private Investor

Alan D. Solomont

Chairman & Chief Executive Officer

Solomont Bailis Ventures

Mark D. Thompson

Chief Executive Officer & President

Boston Private Bank &

Trust Company

Timothy L. Vaill

Chairman & Chief Executive Officer

Boston Private Financial

Holdings, Inc.

Office Locations

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

401c Centre Street Jamaica

Plain, Massachusetts

(617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

Beverly Office

57 Enon Street, Route 1A

Beverly, Massachusetts

(978) 922-8000

BOSTON PRIVATE BANK & TRUST COMPANY

Headquarters: Ten Post Office Square • Boston, Massachusetts 02109

Telephone: 617-912-1900 • www.bostonprivatebank.com

Member FDIC • Equal Housing Lender